Filed pursuant to
                                                       Rule 497(e) under the
                                                       Securities Act of 1933,
                                                       as amended.
                                                       File No. 002-73948
                                                       File No. 811-03258


                    DFA INVESTMENT DIMENSIONS GROUP INC.

                         SUPPLEMENT TO PROSPECTUS
                           DATED MARCH 20, 1998


                     VA International Value Portfolio
                     VA International Small Portfolio

     The  description of the investment  policies of the VA
International  Value  Portfolio  and  the VA  International
Small  Portfolio   (collectively,   the   "Portfolios")  is
revised as follows:

     On  September  1,  1998,   the  Malaysian   government
announced  a  series  of  capital   and  foreign   exchange
controls on the  Malaysian  currency,  the ringgit,  and on
transactions  on the  Kuala  Lampur  Stock  Exchange,  that
operate  to  severely   constrain   or   prohibit   foreign
investors,  including  the  Portfolios,  from  repatriating
assets.  While  there  is  some  confusion  in  the  market
concerning  the   interpretations  of  these  changes,   it
appears that the Portfolios will not be permitted to convert the proceeds of the sale of their Malaysian investments into U.S. dollars prior to September 1, 1999.

     As  a   consequence   of   these   developments,   the
Portfolios  have stopped  trading  securities  in Malaysia.
With  respect to the current  Malaysian  investments  owned
by the  Portfolios,  the  Fund  is  presently  valuing  the
securities in good faith at fair value by  discounting  the
current  market  prices  of the  Malaysian  securities  and
discounting  the  U.S.   dollar-ringgit  currency  exchange
rate.   Pending   further   clarification   from  Malaysian
regulatory authorities regarding the controls identified above, the Portfolios will treat their investments in Malaysian securities as illiquid.

     As  of  the   date  of  this   supplement,   Malaysian
securities  constitute   approximately  3.44%  of  the  net
asset  value  of  the  VA  International  Small  Portfolio.
Malaysian  securities  constitute  less than one percent of
the  net  asset  value  of  the  VA   International   Value
Portfolio.

     The date of this Supplement is September 10, 1998.


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